UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of BK Technologies Corporation (the “Company”) held on December 17, 2021, the Company’s stockholders: (i) elected D. Kyle Cerminara, Michael R. Dill, R. Joseph Jackson, Charles T. Lanktree, E. Gray Payne, John M. Suzuki, and Inez M. Tenenbaum to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of MSL, P.A. as the Company’s independent registered public accounting firm for fiscal year 2021; (iii) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized common stock from 20 million to 50 million and to make a corresponding change to the number of authorized shares of capital stock, and (iv) approved an amendment to the Company’s 2017 Incentive Compensation Plan (the “Plan”) to increase the number of authorized shares under the Plan from 1 million shares to 3 million shares.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	8,985,093	358,750	4,237,337
Michael R. Dill	8,940,772	403,071	4,237,337
R. Joseph Jackson	9,042,564	301,279	4,237,337
Charles T. Lanktree	8,943,706	400,137	4,237,337
E. Gray Payne	8,909,600	434,243	4,237,337
John M. Suzuki	9,198,588	145,255	4,237,337
Inez M. Tenenbaum	9,038,764	305,079	4,237,337

Proposal No. 2 – Ratification of Appointment of MSL, P.A.:

For	Against	Abstain	Broker Non-Votes
13,432,109	146,191	2,880	0

Proposal No. 3 – Approval of an Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 20 Million to 50 Million:

For	Against	Abstain	Broker Non-Votes
11,949,640	1,564,090	67,450	0

Proposal No. 4 – Approval of an Amendment to the Company’s 2017 Incentive Compensation Plan to Increase the Number of Authorized Shares Under the Plan from 1 Million Shares to 3 Million Shares:

For	Against	Abstain	Broker Non-Votes
8,699,683	230,677	413,482	4,237,338

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: December 20, 2021	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and
Chief Financial Officer

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